EXHIBIT 10.9

AMENDMENT NO. 1 TO CREDIT AGREEMENT
This Amendment No. 1 to Credit Agreement, dated as of August 28, 2015 (this “Amendment”) is entered into by and among Deckers Outdoor Corporation (the “Company”) and JPMorgan Chase Bank, N.A., as Administrative Agent with reference to the Second Amended and Restated Credit Agreement, dated as of November 13, 2014 (as amended, restated, extended, supplemented or otherwise modified in writing prior to the date hereof, the “Credit Agreement”), among the Company, the Designated Borrowers from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent. Capitalized terms used in this Amendment and not otherwise defined herein are used with the meanings set forth for those terms in the Credit Agreement.
WHEREAS, the Company and certain Subsidiaries of the Company have delivered Elections to Participate in accordance with Section 2.21 of the Credit Agreement and, in connection therewith, the Company and the Administrative Agent have agreed to amend the Credit Agreement as set forth herein in order to make certain necessary and/or desirable technical changes to the Agreement relating from the jurisdiction of, or laws applicable to, the Designated Borrowers.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.Amendments. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 of this Amendment, the Credit Agreement is hereby amended as follows:
a.    Section 1.01 of the Credit Agreement is hereby amended by removing the word “and” at the end of clause (i) of the definition of “Permitted Encumbrances”, by adding the word “and at the end of clause (j) of the definition of “Permitted Encumbrances” and by adding a new clause (k) to the definition of “Permitted Encumbrances” thereto as follows:
(k)    any security interest or set-off arising under Clause 24 or 25 of the general banking conditions (algemene bankvoorwaarden) of any member of the Dutch Bankers' Association (Nederlandse Vereniging van Banken) or any foreign equivalent thereof;”

b.    Section 3.08 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“SECTION 3.08 Investment Company Status. Neither the Company nor any of its Subsidiaries is an “investment company” as defined in the Investment Company Act of 1940 and, in the case of a UK Borrower, is not required to be authorized to carry on any registered activity under the Financial Services and Markets Act of 2000 (UK).”
c.    Clause (h) of Article VII of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(h)    an involuntary proceeding shall be commenced or an involuntary petition shall be filed or, in the case of a UK Borrower, any corporate action, legal proceedings or other procedure or step is taken, seeking (i) liquidation, reorganization, administration or other relief in respect of any Borrower or any Significant Subsidiary or its debts, or of a substantial part of its assets, under any Debtor Relief Law now or hereafter in effect or (ii) the appointment of a receiver, administrative receiver, compulsory manager, trustee, custodian, sequestrator, conservator or similar official for any Borrower or any Significant Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days (or, in the case of a UK Borrower, 28 days) or an order or decree approving or ordering any of the foregoing shall be entered;”
d.    Section 6.01 of the Credit Agreement is hereby amended by removing the word “and” at the end of clause (o) thereof, by deleting the period and adding the word “; and” at the end of clause (p) thereof and by adding a new clause (q) thereto as follows:
“(q)     any Indebtedness incurred by Deckers Benelux B.V. arising as a             result of a fiscal unity (fiscale eenheid).”
e.    Clause (i) of Article VII of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(i)    any Borrower or any Significant Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Debtor Relief Law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article, (iii) apply for or consent to the appointment of a receiver, administrative receiver, compulsory manager, trustee, custodian, sequestrator, conservator or similar official for any Borrower or any Significant Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, (vi) in the case of a UK Borrower, be subject to a moratorium, or (vii) take any action for the purpose of effecting any of the foregoing;”
f.    Section 9.04(b)(ii) of the Credit Agreement is hereby amended by removing the word “and” at the end of clause (C) thereof, by deleting the period and adding the word “; and” at the end of clause (D) thereof and by adding a new clause (E) thereto as follows:
“(E)     an assignment may, with respect to a Borrower incorporated in the Netherlands, only be made to a person who is a Professional Lender. For the purpose of this paragraph (E), “Professional Lender” means any person who does not form part of the public within the meaning of the Capital Requirements Regulation (EU) No. 575/2013.”
2.    Conditions Precedent. This Amendment shall become effective on the date (the “Amendment Effective Date” that the Administrative Agent shall have received each of the following:
a.     counterparts of this Amendment duly executed by each Borrower and the Administrative Agent; and
b.    all fees required to be paid to the Administrative Agent or any Lender and all expenses for which reasonably detailed invoices have been presented on or before the Amendment Effective Date shall have been paid.
3.    Representations and Warranties. Each Borrower represents and warrants to the Administrative Agent and the Lenders that (a) the representations and warranties contained in Article III of the Credit

Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof (other than (i) such representations as are made as of a specific earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date and (ii) such representations that are qualified by materiality or as to Material Adverse Effect in the text thereof, in which case such representations and warranties are true and correct in all respects), and (b) no Default now exists.
4.    Confirmation. On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by the Amendment. In all other respects, the terms of the Credit Agreement and the other Loan Documents are hereby confirmed.
5.    Counterparts. This Amendment may be executed in any number of counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
6.    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. In addition to and without limitation of any of the foregoing, this Amendment shall be deemed to be a Loan Document and shall otherwise be subject to all of the terms and conditions contained in Sections 9.09 and 9.10 of the Credit Agreement, as amended by the Amendment, mutatis mutandi.
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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above by their duly authorized representatives.
DECKERS OUTDOOR CORPORATION
By:/s/ Thomas A. George
Name: Thomas A. George
Title: Chief Financial Officer

DECKERS UK LIMITED
By: /s/ Alex Henderson
Name: Alex Henderson
Title: Director
DECKERS BENELUX B.V.
By:/s/ Alex Henderson
Name: Alex Henderson
Title: Director

DECKERS BENELUX B.V.
By:/s/ Rob van der Vis
Name: Rob van der Vis
Title:Director

DECKERS EUROPE LIMITED
By:/s/ Alex Henderson
Name: Alex Henderson
Title: Director

ACKNOWLEDGED BY:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:/s/ Ling Li
Name: Ling Li
Title: Vice President